UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021 (October 13, 2021)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	KOSS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

On October 13, 2021, Koss Corporation (the “Company”) held its Annual Meeting of Stockholders. It was a completely virtual meeting.

At the Annual Meeting, the Company’s stockholders elected Thomas L. Doerr, Michael J. Koss, Steven A. Leveen, Theodore H. Nixon, and William J. Sweasy to serve as directors for one-year terms.  The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement. The Company’s stockholders voted, on an advisory basis, for the conduct of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers on a yearly basis. In addition, the Company’s stockholders ratified the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

The following tables show the voting results of the Annual Meeting of Stockholders:

1.            Election of directors.

Director	Votes For	Votes Withheld	Broker Non-Vote
Thomas L. Doerr	4,673,015	75,528	1,424,018
Michael J. Koss	4,724,215	24,328	1,424,018
Steven A. Leveen	4,683,491	65,052	1,424,018
Theodore H. Nixon	4,683,228	65,315	1,424,018
William J. Sweasy	4,683,741	64,802	1,424,018

2.            Proposal to approve on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
4,701,052	28,895	18,596	1,424,018

3.            Advisory vote on the frequency of voting to approve the compensation paid to the Company's Named Executive Officers.

Every Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-Vote
4,615,795	14,196	110,538	8,014	1,424,018

Based on the recommendations of the Company’s Board of Directors to hold advisory votes on executive compensation every year and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every year until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

4.            Proposal to ratify the appointment of  Wipfli LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2022.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
6,153,334	16,443	2,784	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 14, 2021	KOSS CORPORATION

		By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer and President